OTHER OPERATING GAINS	6 Months Ended
Jun. 30, 2020
Operating Income (Loss) [Abstract]
OTHER OPERATING GAINS	OTHER OPERATING GAINS
Other operating gains for the six months ended June 30, 2020 and June 30, 2019 are as follows:

(in thousands of $)	2020	2019
Gain on termination of vessel lease	7,409	—
Gain on sale of vessel	12,354	—
Gain on settlement of claim	3,422	—
Gain on pool arrangements	766	681
Other gains	268	288
Other operating gains	24,219	969

In February 2020, the Company agreed with SFL to terminate the long-term charter for the 2002-built VLCC Front Hakata upon the sale and delivery of the vessel by SFL to an unrelated third party. Frontline received a compensation payment of $3.2 million from SFL for the termination of the current charter and recognized a gain on termination of $7.4 million. The charter with SFL terminated in February 2020.

In April 2020, the Company sold one VLCC previously recorded as an investment in finance lease at a purchase price of $25.5 million. The vessel was delivered to its buyers in June 2020 and the Company recorded a gain on sale of $12.4 million.

In the six months ended June 30, 2020, the Company recorded a gain on pool arrangements of $0.8 million (2019: gain of $0.7 million) and a $3.4 million gain on settlement of a claim. A further $0.3 million gain (2019: $0.3 million gain) was recognized in relation to other miscellaneous settlements.